                                                                   EXHIBIT 10.18



                              INVESTMENT AGREEMENT

                                      AMONG

                           ITC HOLDING COMPANY, INC.,

                              HEADHUNTER.NET, INC.

                                       AND

                                   WARREN BARE

                          DATED AS OF OCTOBER 30, 1997

                                TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
1.   DEFINED TERMS...................................................................................5
2.   CAPITAL CONTRIBUTIONS; LOAN COMMITMENT..........................................................5
         2.1.   Capital Contribution of ITC..........................................................5
         2.2.   Capital Contribution of HeadHunter...................................................5
         2.3.   Loan to LLC..........................................................................6
3.   ADDITIONAL UNDERTAKINGS AND COVENANTS...........................................................6
         3.1.   Consents and Approvals...............................................................6
         3.2.   Access to Information; Confidentiality...............................................6
                  3.2.1.   ITC Access to Information and Confidentiality Obligation..................6
                  3.2.2.   HeadHunter and Shareholder Confidentiality Obligations....................7
                  3.2.3.   Effect of Investigation...................................................7
         3.3.   Operation of Business of HeadHunter..................................................8
                  3.3.1.   Preserve Business.........................................................8
                  3.3.2.   Conduct Business in Ordinary Course.......................................8
                  3.3.3.   Distribution to the Shareholder...........................................8
                  3.3.4.   Notice of Adverse Change..................................................9
                  3.3.5.   Books of Record and Account...............................................9
         3.4.   No Inconsistent Negotiations.........................................................9
         3.5.   News Releases........................................................................9
         3.6.   Subsequent Events....................................................................10
         3.7.   Employment of the Shareholder........................................................10
         3.8.   ITC Stock Options....................................................................10
4.   REPRESENTATIONS AND WARRANTIES OF HEADHUNTER AND THE SHAREHOLDER................................11
         4.1.   Organization and Standing............................................................11
         4.2.   Subsidiaries.........................................................................11
         4.3.   Certificate or Articles of Incorporation and Bylaws..................................12
         4.4.   Ownership of HeadHunter..............................................................12
         4.5.   Directors, Officers and Employees....................................................12
         4.6.   Financial Statements.................................................................12
         4.7.   No Liabilities.......................................................................13
         4.8.   Accounts Receivable..................................................................13
         4.9.   Taxes................................................................................13
                  4.9.1.   Filed Returns.............................................................13
                  4.9.2.   Tax Liability.............................................................13
                  4.9.3.   Tax Audits................................................................14
         4.10.  Conduct of Business; Absence of Material Adverse Change..............................14
         4.11.  Real Property........................................................................14
         4.12.  Assets...............................................................................14
         4.13.  Intellectual Property................................................................14
         4.14.  Debt Instruments.....................................................................15
         4.15.  Leases...............................................................................15

         4.16.  Other Agreements.....................................................................16
         4.17.  Books and Records....................................................................16
         4.18.  Litigation; Disputes.................................................................16
         4.19.  Pension and Benefit Plans............................................................16
         4.20.  Environmental........................................................................17
         4.21.  Restrictions and Consents............................................................17
         4.22.  Authorization........................................................................17
         4.23.  Absence of Violation.................................................................17
         4.24.  Binding Obligation...................................................................18
         4.25.  Disclosure...........................................................................18
5.   REPRESENTATIONS AND WARRANTIES OF ITC...........................................................18
         5.1.   Organization and Standing............................................................18
         5.2.   Authorization........................................................................19
         5.3.   Binding Obligation...................................................................19
6.   RESTRICTED SECURITIES...........................................................................19
         6.1.   No Registration Under the Securities Act.............................................19
         6.2.   Acquisition for Investment...........................................................19
         6.3.   Evaluation of Merits and Risks of investment.........................................20
7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF HEADHUNTER AND THE SHAREHOLDER...........................20
         7.1.   Representations, Warranties and Covenants............................................20
         7.2.   Legal Proceedings....................................................................20
         7.3.   Consents.............................................................................20
         7.4.   Business Plan........................................................................21
         7.5.   Documents at Closing.................................................................21
         7.6.   Formation of LLC.....................................................................21
         7.7.   Deliveries by LLC....................................................................21
8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF ITC......................................................21
         8.1.   Representations, Warranties and Covenants............................................21
         8.2.   Absence of Material Adverse Changes..................................................22
         8.3.   Legal Proceedings....................................................................22
         8.4.   Consents.............................................................................22
                  8.4.1.   ITC Consents..............................................................22
                  8.4.2.   HeadHunter Consents.......................................................22
         8.5.   Board of Directors Approval..........................................................22
         8.6.   Business Plan........................................................................22
         8.7.   Documents at Closing.................................................................23
         8.8.   Formation of LLC.....................................................................23
         8.9.   Deliveries by LLC....................................................................23
9.   CLOSING.........................................................................................23
         9.1.   Closing of LLC Investment............................................................23
         9.2.   Deliveries by HeadHunter on the Closing Date.........................................23
         9.3.   Deliveries by ITC on the Closing Date................................................24
         9.4.   Deliveries by the LLC................................................................24
         9.5.   Deliveries by the Shareholder........................................................24

10.  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION;...................................................25
         10.1.  Survival of Representations and Warranties...........................................25
         10.2.  Agreement of HeadHunter and the Shareholder to Indemnify.............................25
         10.3.  Agreement of ITC to Indemnify........................................................25
         10.4.  Conditions of Indemnification........................................................26
                  10.4.1.  Notice....................................................................26
                  10.4.2.  Counsel...................................................................26
                  10.4.3.  Joint Liability...........................................................26
         10.5.  Specific Performance.................................................................26
         10.6.  Remedies Cumulative..................................................................27
11.  TERMINATION AND EFFECT THEREOF..................................................................27
         11.1.  Termination..........................................................................27
         11.2.  Effect of Termination................................................................27
12.  MISCELLANEOUS...................................................................................28
         12.1.  Additional Actions and Documents.....................................................28
         12.2.  No Brokers...........................................................................28
         12.3.  Expenses.............................................................................28
         12.4.  Assignment...........................................................................29
         12.5.  Entire Agreement; Amendment..........................................................29
         12.6.  Waiver...............................................................................29
         12.7.  Severability.........................................................................29
         12.8.  Governing Law........................................................................29
         12.9.  Notices..............................................................................30
         12.10. Headings.............................................................................31
         12.11. Execution in Counterparts............................................................31
         12.12. Limitation on Benefits...............................................................31
         12.13. Binding Effect.......................................................................31

                  EXHIBITS                                                              SECTION REFERENCES
Exhibit 1         Definitions..........................................................................  1
Exhibit 2         Loan and Security Agreement..........................................................2.3
Exhibit 3         Employment Letter....................................................................3.7

                              INVESTMENT AGREEMENT


         THIS INVESTMENT AGREEMENT is entered into as of October 30, 1997, by and among ITC Holding Company, Inc., a Delaware corporation ("ITC") HeadHunter.NET, Inc., a Georgia corporation ("HEADHUNTER") and Warren Bare, the sole shareholder of HeadHunter (the "SHAREHOLDER").

         WHEREAS, ITC and HeadHunter have agreed to form a limited liability company pursuant to the provisions of the Delaware Limited Liability Act (the "DELAWARE LLC ACT") under the name "HeadHunters, L.L.C." (the "LLC") pursuant to a Certificate of Formation (the "LLC CERTIFICATE") and a Limited Liability Company Agreement (the "LLC AGREEMENT") to be entered into by ITC and HeadHunter;

         WHEREAS, ITC believes that it is in its best interest to acquire an ownership interest in the LLC (an "LLC INTEREST") on the terms and conditions set forth herein; and

         WHEREAS, HeadHunter believes that it is in its best interest to contribute to the LLC all of its assets and certain liabilities in exchange for an LLC Interest on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.       DEFINED TERMS

         For all purposes of this Investment Agreement, all capitalized terms used herein shall have the meanings specified in Exhibit 1, except as otherwise expressly provided in this Investment Agreement.

2.       CAPITAL CONTRIBUTIONS; LOAN COMMITMENT

         2.1.     CAPITAL CONTRIBUTION OF ITC

         On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof, ITC agrees to contribute to the LLC $1,100,000 in cash (the "ITC CAPITAL CONTRIBUTION") in exchange for its LLC Interest.

         2.2.     CAPITAL CONTRIBUTION OF HEADHUNTER

         On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof, HeadHunter agrees to contribute to the LLC, in exchange for its LLC Interest, (i) all of its Assets, including the right to use the name "HeadHunter.NET" (and all variations thereof) and (ii) the Liabilities (collectively, the "HEADHUNTER CAPITAL CONTRIBUTION").

         2.3.     LOAN TO LLC

         On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof, ITC agrees to enter into the Loan and Security Agreement substantially in the form attached hereto as Exhibit 2 (the "LOAN AND SECURITY AGREEMENT") pursuant to which ITC shall be obligated to make available to the LLC a revolving credit facility not to exceed a maximum outstanding aggregate principal amount of $1,000,000, for the three (3) year period beginning on the Closing Date, on the term and conditions set forth in the Loan and Security Agreement (the "CREDIT FACILITY"), which the LLC may convert to a term loan in accordance with the terms and conditions of the Loan and Security Agreement (any such term loan is referred to herein as the "Term Loan").

3.       ADDITIONAL UNDERTAKINGS AND COVENANTS

         ITC, HeadHunter and the Shareholder hereby covenant and agree with each other as follows:

         3.1.     CONSENTS AND APPROVALS

         Each of them shall take all measures reasonably necessary or advisable to secure such consents, authorizations and approvals of governmental authorities and of private persons or entities with respect to the transactions contemplated by this Investment Agreement, and to the performance of all other obligations of such parties hereunder, as may be required by any applicable statute or regulation of the United States or any country, state or other jurisdiction or by any Agreement of any kind whatsoever to which it is a party or by which it is bound.

         3.2.     ACCESS TO INFORMATION; CONFIDENTIALITY

                  3.2.1.   ITC ACCESS TO INFORMATION AND CONFIDENTIALITY
                           OBLIGATION

         HeadHunter and Shareholder shall, through the Closing Date, provide to representatives of ITC full access to the offices, books, agreements, records (including, without limitation, tax returns and correspondence with accountants), officers, directors, employees, consultants and contractors of HeadHunter and will furnish representatives of ITC such financial and operating data and other information with respect to the business and Assets and Liabilities of HeadHunter as ITC may reasonably request, including, without limitation, Agreements with clients, customers, vendors, lessors, licensors and suppliers of HeadHunter. ITC agrees to use reasonable efforts, at least as stringent as those employed by it with respect to its own confidential information, (i) to keep confidential all such information of HeadHunter and/or the Shareholder that is identified by HeadHunter or the Shareholder as being of a confidential nature, (ii) not to use such confidential information on its own behalf, except in connection with the transactions contemplated hereby, or on behalf of any other person, firm or entity, and (iii) not to disclose such confidential information to any third party (other than to ITC's counsel, accountants and other consultants in connection with the transactions contemplated hereby) without HeadHunter's or the Shareholder's advance written authorization; provided however that ITC shall have no such obligations with respect to confidential information that (A) was lawfully obtained by it not subject to restrictions of confidentiality; (B) is a matter of public knowledge; or (C) has been or is hereafter publicly disclosed other than by or through ITC. In the event of a breach or threatened breach by ITC of the provisions of this Section, HeadHunter and the Shareholder shall be entitled to an injunction restraining ITC from disclosing, in whole or in part, such information, in addition to any other remedy to which ITC may be entitled in law or in equity.

                  3.2.2.   HEADHUNTER AND SHAREHOLDER CONFIDENTIALITY
                           OBLIGATIONS

         HeadHunter and the Shareholder each hereby acknowledges that, as a result of the transactions contemplated by this Investment Agreement, from time to time it may obtain knowledge of and access to confidential and valuable business information relating to ITC and its Affiliates not generally known by or available to the general public. HeadHunter and the Shareholder each agrees to use reasonable efforts, at least as stringent as those employed by it with respect to its own confidential information, (i) to keep confidential all such information of ITC that is identified by ITC as being of a confidential nature,
(ii) not to use such confidential information on its own behalf, except in connection with the transactions contemplated hereby, or on behalf of any other person, firm or entity, and (iii) not to disclose such confidential information to any third party (other than to its counsel, accountants and other consultants in connection with the transactions contemplated hereby) without ITC's advance written authorization; provided, however that HeadHunter and the Shareholder shall have no such obligations with respect to confidential information that:
(A) was lawfully obtained by them not subject to restrictions of confidentiality; (B) is a matter of public knowledge; or (C) has been or is hereafter publicly disclosed other than by or through it. In the event of a breach or threatened breach by HeadHunter or the Shareholder of the provisions of this Section, ITC shall be entitled to an injunction restraining HeadHunter or the Shareholder, as the case may be, from disclosing, in whole or in part, such information, in addition to any other remedy to which ITC may be entitled in law or in equity.

                  3.2.3.   EFFECT OF INVESTIGATION

         ITC's investigation of the financial and operating data, Assets and Liabilities, and other information with respect to the business of HeadHunter shall in no way affect the obligations of HeadHunter or the Shareholder with respect to the agreements, representations, warranties, covenants and indemnification provisions set forth in this Investment Agreement.

         3.3.     OPERATION OF BUSINESS OF HEADHUNTER

                  3.3.1.   PRESERVE BUSINESS

         HeadHunter shall through the Closing Date: (i) preserve its business organization and present relationships with customers, suppliers, consultants, employees and any other persons having business relations with it; and (ii) maintain its Assets in customary repair and condition.

                  3.3.2.   CONDUCT BUSINESS IN ORDINARY COURSE

         Except as contemplated by this Investment Agreement or as reasonably required to carry out its obligations hereunder, HeadHunter, through the Closing Date, shall conduct its business only in the Ordinary Course of Business and, in addition, shall not: (i) issue any capital stock or any options, warrants or other rights to subscribe for or purchase any of its capital stock or any securities convertible into or exchangeable for its capital stock; (ii) declare, set aside or pay any dividend or distribution with respect to its capital stock to its Shareholder other than distributions made to permit the Shareholder to pay estimated taxes with respect to the taxable income of HeadHunter; (iii) directly or indirectly redeem, purchase or otherwise acquire any of its capital stock; (iv) effect a split, reclassification or other change in or of any of its capital stock; (v) amend its certificate or articles of incorporation or its bylaws (except for such changes and amendments in the certificate or articles of incorporation of HeadHunter as may be required by or pursuant to this Investment Agreement); (vi) grant any increase in the compensation payable or to become payable by HeadHunter to officers or employees of HeadHunter, or enter into any bonus, insurance, pension or other benefit plan, payment or arrangement for or with any of such officers or employees other than in the Ordinary Course of Business; (vii) borrow or agree to borrow any funds, or directly or indirectly guarantee or agree to guarantee the obligations of others; (viii) enter into any Agreement which may have a material effect on its business and operations; (ix) place, or allow to be placed, an Encumbrance on any of its Assets; (x) cancel any indebtedness owing to HeadHunter or any Claims which HeadHunter may possess, or waive any rights of substantial value; (xi) sell, assign or transfer any Intellectual Property; (xii) or otherwise dispose of any interest in any Asset (other than in the Ordinary Course of Business); (xiii) violate any Law; (xiv) commit any act or omit to do any act, or engage in any activity or transaction or incur any obligation (by conduct or otherwise), which (individually or in the aggregate) reasonably could be expected to have a material adverse effect on its business or Assets; or (xv) make any loan or advance to any stockholder, officer or director of HeadHunter or to any other person, firm or corporation.

                  3.3.3.   DISTRIBUTION TO THE SHAREHOLDER

         Notwithstanding SECTION 3.3.2., HeadHunter may borrow and distribute or loan to the Shareholder up to $100,000 prior to the Closing Date. In the event that ITC makes a loan to HeadHunter to fund all or any portion of such distribution or loan prior to the

Closing, the parties shall cause the LLC to assume the obligation to repay such loan and to repay ITC's loan, together with all accrued but unpaid interest, at the closing.

                  3.3.4.   NOTICE OF ADVERSE CHANGE

         HeadHunter and Shareholder shall notify ITC promptly of any adverse change in the business, operations, prospects, condition (financial or otherwise), Assets or liabilities of HeadHunter occurring at any time through the Closing Date.

                  3.3.5.   BOOKS OF RECORD AND ACCOUNT

         HeadHunter shall keep proper books of record and account in which true and complete entries will be made of all transactions.

         3.4.     NO INCONSISTENT NEGOTIATIONS

Subject to fiduciary obligations under law as advised by counsel in writing, through the Closing Date, neither HeadHunter nor the Shareholder shall take any of the following actions, or permit any agent of HeadHunter, directly or indirectly, to take any of the following actions:

         (i) take any action to solicit, initiate or encourage the submission of a Proposal; or

         (ii) participate in any negotiations regarding, or furnish to any other person any non-public information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate, or encourage, any effort or attempt by any other person to do or seek any of the foregoing.

HeadHunter and the Shareholder shall notify ITC promptly if any Proposal, or any inquiry or contact with any person with respect thereto, is made and shall, in any such notice to ITC, indicate in reasonable detail the identity of the offeror and the terms and conditions of the Proposal, including the proposed financing for such Proposal. HeadHunter shall respond to any such Proposal only to the extent required by fiduciary obligations under law, as advised by its counsel in writing.

         3.5.     NEWS RELEASES

         Except as may be otherwise required for compliance with securities laws, neither ITC nor HeadHunter shall issue or approve any news release or other public announcement concerning the transactions contemplated by this Investment Agreement without the prior approval of ITC and HeadHunter.

         3.6.     SUBSEQUENT EVENTS

         Head-Hunter and the Shareholder shall notify ITC promptly in writing of the occurrence of any event, or the failure of any event to occur, prior to the Closing that results in an omission from, or breach of, any of the covenants, representations or warranties made by HeadHunter or the Shareholder in this Investment Agreement, the Disclosure Schedule or any other Document furnished in connection with or pursuant to this Investment Agreement, but such notification shall not excuse breaches of representations, warranties, covenants or agreements disclosed in such notification.

         3.7.     EMPLOYMENT OF THE SHAREHOLDER

         ITC and HeadHunter shall cause the LLC to employ the Shareholder, and the Shareholder shall agree to serve, as the President and Chief Executive Officer of the LLC pursuant to the terms of an Employment Letter substantially in the form attached hereto as Exhibit 3 to be entered into by the LLC and the Shareholder at the Closing.

         3.8.     ITC STOCK OPTIONS

         As soon as practicable following the Closing, ITC will grant the Shareholder options to purchase 5,000 shares of ITC's Common Stock (the "Option Shares") at the fair market value of such shares on the date of grant, as determined in good faith by ITC's Board of Directors. Shareholder acknowledges that the options will not constitute qualified incentive stock options within the meaning of Section 422 of the Code. The options will be evidenced by a written option agreement containing general terms and conditions that are consistent with the general terms and conditions of ITC's non-incentive stock option agreements. The term of such options shall be ten (10) years from the date of grant. The options shall be vest and become exercisable as follows:

         (i) if at any time up to and including the third anniversary of the Closing Date the LLC pays in full all amounts owed to LLC under the Credit Facility and the Credit Facility is canceled (either by the terms of such Credit Facility or by the LLC providing ITC with written notice that it is canceling the Credit Facility), options for 100% of the Option Shares shall be exercisable at any time after the date of such repayment and cancellation;

         (ii) in the event ITC elects to convert the amount of indebtedness outstanding under the Credit Facility on the third anniversary of the Closing Date into an additional interest in the LLC in accordance with the terms and conditions of the Loan and Security Agreement, options for 100% of the Option Shares shall be exercisable at any time after such conversion; or

         (iii) if any amount of indebtedness remains outstanding under the Credit Facility as of the third anniversary of the Closing Date and ITC does not elect to convert such amount into an additional interest in the LLC, the options shall be exercisable as of the third anniversary of the Closing Date and as of each anniversary thereafter for that number of Option Shares determined by multiplying the total number of Option Shares (i.e., 5,000) by a fraction, the numerator of which is equal to $1,000,000 less the principal amount of the LLC indebtedness to ITC outstanding under the Credit Facility or the Term Loan as of such anniversary, and the denominator of which is equal to $1,000,000. For example, if on the third anniversary of the Closing Date $500,000 remains outstanding under the Credit Facility and is to be converted to the Term Loan, options for 50% of the Option Shares would then be exercisable. If on the next anniversary of the Closing Date the principal amount of indebtedness outstanding under the Term Loan is reduced to $250,000, options for 75% of the Option Shares (to the extent not previously exercised) would then be exercisable.

4.       REPRESENTATIONS AND WARRANTIES OF HEADHUNTER AND THE SHAREHOLDER

         Except as specifically set forth in the Disclosure Schedule (with a specific reference in the Disclosure Schedule to the Section of this Investment Agreement to which each such disclosure applies), each of HeadHunter and the Shareholder jointly and severally represents and warrants to ITC as follows:

         4.1.     ORGANIZATION AND STANDING

         HeadHunter is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, and has the full and unrestricted corporate power and authority to own, operate and lease its Assets, to carry on its business as currently conducted, to execute and deliver this Investment Agreement and to carry out the transactions contemplated hereby. HeadHunter is duly qualified to conduct business as a foreign corporation and is in good standing in the states, countries and territories listed on the Disclosure Schedule. HeadHunter is not qualified to conduct business in any other jurisdiction, and neither the nature of the business conducted by HeadHunter nor the character of the Assets owned, leased or otherwise held by it make any such qualification necessary. To the best of HeadHunter's and the Shareholder's knowledge after reasonable inquiry, there is no state, country or territory wherein the absence of licensing or qualification as a foreign corporation would have a material adverse effect upon the business of HeadHunter as currently conducted.

         4.2.     SUBSIDIARIES

         HeadHunter has no Subsidiaries and no equity investment or other interest in, nor has HeadHunter made advances or loans to, any corporation, association, partnership, joint venture or other entity.

         4.3.     CERTIFICATE OR ARTICLES OF INCORPORATION AND BYLAWS

         HeadHunter has furnished to ITC a true and complete copy of the certificate or articles of incorporation of HeadHunter, as currently in effect, and a true and complete copy of the bylaws of HeadHunter, as currently in effect, which are attached as exhibits to, and are part of, the Disclosure Schedule.

         4.4.     OWNERSHIP OF HEADHUNTER

         As of the Closing Date, the Shareholder owns all of the issued and outstanding shares of stock of HeadHunter and there are no outstanding securities convertible into or exchangeable for, and no outstanding options, rights (preemptive or otherwise), or warrants to purchase or to subscribe for, any shares of stock or other securities of HeadHunter. There are no outstanding agreements affecting or relating to the voting, issuance, purchase, redemption, repurchase or transfer of shares of stock or any other securities of HeadHunter.

         4.5.     DIRECTORS, OFFICERS AND EMPLOYEES

         The Disclosure Schedule lists all current directors, officers and employees of HeadHunter, showing each such person's name, positions, and annual remuneration.

         4.6.     FINANCIAL STATEMENTS

         HeadHunter has prepared and Furnished to ITC and there are included as exhibits that are part of the Disclosure Schedule, the balance sheets of HeadHunter as of the end of the fiscal year ending in each of 1995 and 1996 and the statements of income, shareholders' equity and changes in financial position for each of such fiscal years. HeadHunter also has prepared and furnished to ITC, and there are included as exhibits that are part of the Disclosure Schedule, the unaudited balance sheets of HeadHunter as of the end of the fiscal quarters ended March 31, 1997, June 30, 1997, September 30, 1997, and the unaudited statements of income and shareholders' equity for the periods then ended. All of the financial statements, including, without limitation, the notes thereto, referred to in this Section or furnished to ITC after the date hereof pursuant to this Investment Agreement: (a) are in accordance with the books and records of HeadHunter, (b) present fairly the financial position of HeadHunter as of the respective dates and the results of operations and changes in financial position for the respective periods indicated, and (c) have been prepared on a basis consistent with prior accounting periods except as specified in the Disclosure Schedule. The Disclosure Schedule sets forth all changes in accounting methods (for financial accounting purposes) at any time made, agreed to, requested or required with respect to HeadHunter.

         4.7.     NO LIABILITIES

         Except as reflected in the financial statements furnished pursuant to this Investment Agreement or as described on the Disclosure Schedule, to the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry, there exist no liabilities (whether contingent or absolute, matured or unmatured) of HeadHunter. Except as described in the Disclosure Schedule, HeadHunter has not incurred any liabilities (whether contingent or absolute, matured or unmatured) other than in the Ordinary Course of Business.

         4.8.     ACCOUNTS RECEIVABLE

         The accounts receivable of Head-Hunter shown on the balance sheets furnished pursuant to SECTION 4.6, or thereafter acquired by it, have been collected or in the best judgment of HeadHunter and the Shareholder are collectible in amounts not significantly less than the amounts thereof carried on the books of HeadHunter, except to the extent of the allowance for doubtful accounts shown on such, balance sheets.

         4.9.     TAXES

                  4.9.1.   FILED RETURNS

         HeadHunter has (or, in the case of returns becoming due after the date hereof and on or before the Closing Date, will have prior to the Closing Date) duly filed all HeadHunter Tax Returns required to be filed by HeadHunter on or before the Closing Date with respect to all applicable Taxes to the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry. No penalties or other charges of a material amount are or will become due with respect to any of the HeadHunter Tax Returns as the result of the late filing thereof. All of the HeadHunter Tax Returns are (or, in the case of returns becoming due after the date hereof and on or before the Closing Date, will be) true and complete in all material respects to the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry. HeadHunter has paid all Taxes due or claimed to be due by any Taxing authority in connection with any of the HeadHunter Tax Returns (without regard to whether or not such Taxes are shown as due on such HeadHunter Tax Returns).

                  4.9.2.   TAX LIABILITY

         Other than as set forth in the Disclosure Schedule, to the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry, HeadHunter, either in its own right or as a transferee, does not have, and on the Closing Date will not have, any liability for Taxes payable for or with respect to any periods prior to and including the Closing Date materially in excess of the amounts actually paid prior to the Closing Date or reserved for in financial statements furnished to ITC pursuant to SECTION 4.6.

                  4.9.3.   TAX AUDITS

         Other than as set forth in the Disclosure Schedule, there is no action, suit, proceeding, audit, investigation or claim pending or, to the knowledge of HeadHunter, threatened in respect of any Taxes for which HeadHunter is or may become liable, nor has any deficiency or claim for any such Taxes been proposed, asserted or, to the knowledge of HeadHunter, threatened.

         4.10.    CONDUCT OF BUSINESS; ABSENCE OF MATERIAL ADVERSE CHANGE

         Other than as set forth in the Disclosure Schedule, there has been no material adverse change, and no change except in the Ordinary Course of Business, in the business, operations, prospects, condition (financial or otherwise), Assets or Liabilities of HeadHunter since December 31, 1996. Except as set forth in the Disclosure Schedule, HeadHunter has conducted its business diligently and substantially in the manner heretofore conducted and only in the Ordinary Course of Business.

         4.11.    REAL PROPERTY

         HeadHunter owns no real property.

         4.12.    ASSETS

         HeadHunter has good, valid and marketable title to all Assets owned by it, including, without limitation, all Assets reflected in the most recent balance sheet furnished pursuant to SECTION 4.6 and all Assets acquired by HeadHunter since the date of that balance sheet (except for Assets which have been sold or otherwise disposed of in the Ordinary Course of Business), free and clear of all Encumbrances to the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry. All personal property of HeadHunter is in good operating condition and repair and is suitable and adequate for the uses for which it is intended or is being used.

         4.13.    INTELLECTUAL PROPERTY

         The Disclosure Schedule lists all franchises, license, trademarks, service marks, trade names, copyrights, patents and applications therefor owned or licensed by or registered in the name of HeadHunter. Except as set forth in the Disclosure Schedule, to the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry, HeadHunter owns all of the Intellectual Property listed in the Disclosure Schedule purported to be owned by it, pays no royalty to anyone with respect to any Intellectual Property, and has the right to bring action for the infringement of such Intellectual Property. HeadHunter owns or possesses adequate rights to use all Intellectual Property necessary to the conduct of the present business of HeadHunter. Except as set forth in the Disclosure Schedule, HeadHunter and the Shareholder have no knowledge and have not received any notice to the effect, that any product HeadHunter sells or that any service

HeadHunter renders, or that the marketing or use by HeadHunter or another of any such product or service, may or is claimed to infringe any Intellectual Property or legally protectable right of another person.

         4.14.    DEBT INSTRUMENTS

         The Disclosure Schedule lists and briefly describes the material terms, provisions and conditions of all mortgages, indentures, notes, guarantees and other Agreements for or relating to borrowed money (including, without limitation, conditional sales agreements and capital leases) to which HeadHunter is a party or which have been assumed by HeadHunter or to which any Assets of HeadHunter are subject. To the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry, HeadHunter has performed all the obligations required to be performed by it to date and is not in default in any material respect under any of the foregoing, and there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default.

         4.15.    LEASES

         The Disclosure Schedule lists and briefly describes all leases and other Agreements under which HeadHunter is lessee or lessor of any Asset, or holds, manages or operates any Asset owned by any third party, or under which any Asset owned by HeadHunter is held, operated or managed by a third party. HeadHunter is the owner and holder of all leasehold estates purported to be granted by the Documents described in the Disclosure Schedule to it, free and dear of all Encumbrances. To the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry, each such lease and other Agreement is in full force and effect and constitutes a legal, valid and binding obligation of, and is legally enforceable against, the respective parties thereto and grants the leasehold estate it purports to grant free and clear of all Encumbrances to the extent described in such leases. To the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry, HeadHunter has obtained any governmental approvals reasonably necessary with respect thereto, and has made all reasonably necessary filings or registrations therefor that it is required to make, and there have been no threatened cancellations thereof and are no outstanding disputes thereunder. HeadHunter has in all material respects performed all obligations thereunder reasonably necessary to be performed by it to date. To the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry, no party is in default in any material respect under any of the foregoing, and there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default. To the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry, all of the Assets subject to such leases are in good operating condition and repair.

         4.16.    OTHER AGREEMENTS

         The Disclosure Schedule lists and briefly describes all significant Agreements to which HeadHunter is a party or by which HeadHunter is bound at the date hereof. To the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry, each such Agreement is in full force and effect and constitutes a legal, valid and binding obligation of, and is legally enforceable against, the respective parties thereto. To the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry, all reasonably necessary governmental approvals with respect thereto have been obtained, all reasonably necessary filings or registrations therefor have been made, and there have been no threatened cancellations thereof and are no outstanding disputes thereunder. HeadHunter has in all material respects performed all the obligations thereunder reasonably necessary to be performed by it to date. To the best of HeadHunter's and the Shareholder's knowledge, after reasonable inquiry, no party is in default in any material respect under any of the Agreements described in the Disclosure Schedule, and there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default.

         4.17.    BOOKS AND RECORDS

         The books of account, stock records, minute books and other records of HeadHunter are true and complete and have been maintained in accordance with good business practices.

         4.18.    LITIGATION; DISPUTES

         There are no actions, suits, claims, arbitrations, proceedings or investigations pending or, to the best of HeadHunter's and Shareholder's knowledge after reasonable inquiry, threatened or reasonably anticipated against, affecting or involving HeadHunter or its business or Assets, or the transactions contemplated by this Agreement, at law or in equity or admiralty, or before or by any court, arbitrator or governmental authority, domestic or foreign. HeadHunter is not operating under, subsequent or in default with respect to any order, award, writ, injunction, decree or judgment of any court, arbitrator or governmental authority. HeadHunter is not currently involved in and does not reasonably anticipate any dispute with any of its current or former employees, agents, brokers, distributors, vendors, customers, business consultants, franchisees, franchisors, representatives or independent contractors (or any current or former employees of any of the foregoing persons or entities) affecting the business or Assets of HeadHunter.

         4.19.    PENSION AND BENEFIT PLANS

         Other than as set forth in the Disclosure Schedule, HeadHunter (i) does not maintain and never has maintained any Plan or Other Arrangement, (ii) is not and never has been a party to any Plan or Other Arrangement, and (iii) has no obligations under any Plan or Other Arrangement.

         4.20.    ENVIRONMENTAL

         HeadHunter has complied and is in compliance with, all Environmental Laws.

         4.21.    RESTRICTIONS AND CONSENTS

         There are no Agreements, Laws or other restrictions of any kind to which HeadHunter is party or subject that would prevent or restrict the execution, delivery or performance of this Investment Agreement or result in any penalty, forfeiture, Agreement termination, or restriction on business operations of the LLC, ITC or HeadHunter as a result of the execution, delivery or performance of this Investment Agreement. The Disclosure Schedule lists all such Agreements and Laws that reasonably could be interpreted or expected to require the consent or acquiescence of any person or entity not party to this Investment Agreement with respect to any aspect of the execution, delivery or performance of this Investment Agreement by HeadHunter and the Shareholder.

         4.22.    AUTHORIZATION

         The execution, delivery and performance by HeadHunter and the Shareholder of this Investment Agreement and all other Documents contemplated hereby, the fulfillment of and compliance with the respective terms and provisions hereof and thereof, and the consummation by HeadHunter and the Shareholder of the transactions contemplated hereby and thereby have been duly authorized by HeadHunter's Board of Directors (which authorization has not been modified or rescinded and is in full force and effect), and do not and will not:
(a) require any consent or approval which has not been obtained; (b) conflict with, or violate any provision of, any Law applicable to HeadHunter or the Shareholder, or any provision of the certificate or articles of incorporation or bylaws of HeadHunter; (c) conflict with, or result in any breach of, or constitute a default under any Agreement to which HeadHunter or Shareholder is a party or by which HeadHunter, the Shareholder, or any of the Assets may be bound; or (d) result in or require the creation or imposition of or result in the acceleration of any indebtedness, or of any Encumbrance of any nature upon, or with respect to, HeadHunter or any of the Assets now owned or hereafter acquired by HeadHunter. No other corporate action is necessary for HeadHunter to enter into this Investment Agreement and all other Documents contemplated hereby and to consummate the transactions contemplated hereby and thereby.

         4.23.    ABSENCE OF VIOLATION

         HeadHunter is not in violation of or default under, nor has it breached, any term or provision of its certificate or articles of incorporation or bylaws or any Agreement or restriction to which it is a party or by which it is bound or any Asset is affected. To the best of HeadHunter's and the Shareholder's knowledge after reasonable inquiry, HeadHunter has complied and is in full compliance with all Laws. Neither HeadHunter nor any of its officers, directors, employees or agents (or stockholders, distributors, representatives or other persons acting on the express, implied or apparent authority of HeadHunter) have paid, given or received or have offered or promised to pay, give or receive, any bribe or other unlawful, questionable or unusual payment of money or other thing of value, any extraordinary discount, or any other unlawful or unusual inducement, to or from any person, business association or governmental official or entity in the United States or elsewhere in connection with or in furtherance of the business of HeadHunter (including, without limitation, any offer, payment or promise to pay money or other thing of value (i) to any foreign official or political party (or official thereof) for the purposes of influencing any act, decision or omission in order to assist HeadHunter in obtaining business for or with, or directing business to, any person, or (ii) to any person, while knowing that all or a portion of such money or other thing of value will be offered, given or promised to any such official or party for such purposes). The business of HeadHunter is not in any manner dependent upon the making or receipt of such payments, discounts or other inducements.

         4.24.    BINDING OBLIGATION

         This Investment Agreement constitutes a valid and binding obligation of HeadHunter and the Shareholder, enforceable in accordance with its terms. Each Document to be executed by HeadHunter and the Shareholder pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of HeadHunter and the Shareholder, enforceable in accordance with its terms.

         4.25.    DISCLOSURE

         All facts of importance to the business, operations, prospects, condition (financial or otherwise), Assets or liabilities of HeadHunter have been truthfully and completely disclosed to ITC in this Agreement. No representation or warranty by HeadHunter or the Shareholder in this Agreement, and no Document furnished or to be furnished to ITC pursuant to this Agreement, or in connection herewith or with the transactions contemplated hereby, contains or will contain any untrue or misleading statement or omits or win omit any fact necessary to make the statements contained herein or therein, in light of the circumstances under which made, not misleading in any material respect.

5.       REPRESENTATIONS AND WARRANTIES OF ITC

         ITC hereby represents and warrants to HeadHunter and the Shareholder as follows:

         5.1.     ORGANIZATION AND STANDING

         ITC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full and unrestricted corporate power and authority to carry on its business as currently conducted, to enter into this Investment Agreement and to carry out the transactions contemplated hereby.

         5.2.     AUTHORIZATION

         The execution, delivery and performance by ITC of this Investment Agreement and all other Documents contemplated hereby, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof, and the consummation by ITC of the transactions contemplated hereby and thereby have been duly authorized by its Board of Directors (which authorization has not been modified or rescinded and is in full force and effect), and do not and win not:
(a) conflict with, or violate any provision of, any term or provision of, any law having applicability to ITC, or any provision of the certificate or articles of incorporation or bylaws of ITC or (b) conflict with, or result in any breach of, or constitute a default under, any Agreement to which ITC is a party or by which ITC is bound. No other corporate action is necessary for ITC to enter into this Investment Agreement and all other Documents contemplated hereby and to consummate the transactions contemplated hereby and thereby.

         5.3.     BINDING OBLIGATION

         This Investment Agreement constitutes a valid and binding obligation of ITC, enforceable in accordance with its terms. Each Document to be executed by ITC pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of ITC, enforceable in accordance with its terms.

6.       RESTRICTED SECURITIES

         ITC, HeadHunter, and the Shareholder hereby mutually represent, warrant and covenant to each other as follows:

         6.1.     NO REGISTRATION UNDER THE SECURITIES ACT

         Each party understands that the LLC Interests to be acquired by ITC and HeadHunter pursuant to this Investment Agreement have not been registered under the Securities Act, in reliance upon exemptions contained in the Securities Act or interpretations thereof, and cannot be offered for sale, sold or otherwise transferred unless such LLC Interests being acquired hereunder subsequently are so registered or qualify for exemption from registration under the Securities Act.

         6.2.     ACQUISITION FOR INVESTMENT

         ITC and HeadHunter are acquiring the LLC Interests solely for their own respective accounts, for investment and not with a view toward resale or other distribution within the meaning of the Securities Act. ITC and HeadHunter will not offer for sale, sell or otherwise transfer by their LLC Interests without either registration or exemption from registration under the Securities Act.

         6.3.     EVALUATION OF MERITS AND RISKS OF INVESTMENT

         ITC and HeadHunter, as the case may be, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the LLC Interests it is acquiring. ITC and HeadHunter, as the case may be, understands and is able to bear any economic risks associated with such investment (including, without limitation, the necessity of holding such LLC Interests for an indefinite period of time, inasmuch as such LLC Interests have not been registered under the Securities
Act).

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF HEADHUNTER AND THE SHAREHOLDER

         The obligations of HeadHunter and the Shareholder under this Investment Agreement are subject to the fulfillment, at or prior to the Closing, of each of the following conditions, and failure to satisfy any such condition shall excuse and discharge all obligations of HeadHunter and the Shareholder to carry out the provisions of this Agreement, unless such failure is agreed to in writing by HeadHunter and the Shareholder:

         7.1.     REPRESENTATIONS, WARRANTIES AND COVENANTS

         The representations and warranties made by ITC in this Investment Agreement or in any Document furnished by ITC pursuant to this Investment Agreement shall be true and complete when made and on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes expressly permitted by this Agreement, and ITC shall have performed and complied with all Agreements and conditions required by this Investment Agreement to be performed or complied with by ITC prior to the Closing Date, and HeadHunter shall have received a certificate from ITC to such effect signed by a duly authorized officer thereof.

         7.2.     LEGAL PROCEEDINGS

         No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Agreement, other than an action or proceeding instituted or threatened by HeadHunter or the Shareholder.

         7.3.     CONSENTS

         HeadHunter shall have received all consents, authorizations and approvals of governmental and private parties that are required to be obtained in order for it to consummate the transactions contemplated hereby, and all such consents, authorizations and approvals shall be in full force and effect on the Closing Date.

         7.4.     BUSINESS PLAN

         HeadHunter and ITC shall have developed a mutually acceptable five (5) year business plan for the LLC.

         7.5.     DOCUMENTS AT CLOSING

         All Documents required to be furnished by ITC to HeadHunter or the Shareholder prior to or at the Closing shall have been so furnished.

         7.6.     FORMATION OF LLC

         The LLC Certificate shall have been filed with the Office of the Secretary of State of the State of Delaware.

         7.7.     DELIVERIES BY LLC

         All Documents required to be furnished by the LLC to HeadHunter or the Shareholder prior to or at the Closing shall have been so furnished.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ITC

         The obligations of ITC under this Investment Agreement are subject to the fulfillment, at or prior to the Closing, of each of the following conditions, and failure to satisfy any such condition shall excuse and discharge all obligations of ITC to carry out the provisions of this Agreement, unless such failure is agreed to in writing by ITC:

         8.1.     REPRESENTATIONS, WARRANTIES AND COVENANTS

         The representations and warranties made by HeadHunter and the Shareholder in this Investment Agreement and the statements contained in the Disclosure Schedule and Exhibits attached hereto or in any Document furnished by HeadHunter or the Shareholder pursuant to this Investment Agreement shall be true and complete when made, and on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes expressly permitted by this Agreement, and HeadHunter and the Shareholder shall have performed and complied with all Agreements and conditions required by this Investment Agreement to be performed or complied with by it prior to the Closing Date, and ITC shall have received a certificate from HeadHunter to such effect signed by a duly authorized officer thereof.

         8.2.     ABSENCE OF MATERIAL ADVERSE CHANGES

         There shall have been no material adverse changes in the business, operations, prospects, condition (financial or otherwise), Assets or liabilities of HeadHunter (regardless of whether or not such events or changes are inconsistent with the representations and warranties given herein by HeadHunter), except changes contemplated by this Investment Agreement.

         8.3.     LEGAL PROCEEDINGS

         No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently settled, dismissed or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Investment Agreement, other than an action or proceeding instituted or threatened by ITC.

         8.4.     CONSENTS

                  8.4.1.   ITC CONSENTS

         ITC shall have received all consents, authorizations and approvals of governmental and private parties that are required to be obtained in order for it to consummate the transactions contemplated hereby shall be in full force and effect on the Closing Date.

                  8.4.2.   HEADHUNTER CONSENTS

         HeadHunter shall have received all consents, authorizations and approvals of governmental and private parties that are required to be obtained in order for it to consummate the transactions contemplated hereby, and all such consents, authorizations and approvals shall be in full force and effect on the Closing Date.

         8.5.     BOARD OF DIRECTORS APPROVAL

         The Board of Directors of ITC shall have approved the execution and delivery of this Agreement and the other Documents to be executed and delivered by ITC pursuant hereto and the consummation of the transactions contemplated hereby and thereby.

         8.6.     BUSINESS PLAN

         HeadHunter and ITC shall have developed a mutually acceptable five(5) year business plan for the LLC.

         8.7.     DOCUMENTS AT CLOSING

         All Documents required to be furnished by HeadHunter or the Shareholder to ITC prior to or at the Closing shall have been so furnished.

         8.8.     FORMATION OF LLC

         The LLC Certificate shall have been filed with the Office of the Secretary of State of the State of Delaware.

         8.9.     DELIVERIES BY LLC

         All Documents (including, without limitation, a key man insurance policy on the life of the Shareholder in the amount of at least $2,000,000 in a form reasonably satisfactory to ITC (the "KEY MAN LIFE INSURANCE POLICY")) required to be furnished by the LLC to ITC prior to or at the Closing shall have been so furnished.

9.       CLOSING

         9.1.     CLOSING OF LLC INVESTMENT

         Subject to the terms and conditions of this Investment Agreement, the Closing shall take place on the Closing Date.

         9.2.     DELIVERIES BY HEADHUNTER ON THE CLOSING DATE

         At the Closing, HeadHunter shall deliver or shall cause to be delivered to ITC the following:

         (i) a certified copy of the resolutions adopted by the Board of Directors of HeadHunter authorizing the execution and delivery of this Agreement and the other Documents to be executed and delivered by it pursuant to this Agreement and the consummation of the transactions contemplated hereby and thereby;

         (ii)     executed copies of the LLC Agreement;

         (iii)    the Key Man Life Insurance Policy;

         (iv)     copies of all consents required pursuant to SECTION 8.4.2;

         (v) executed copy of the officer's certificate required pursuant to SECTION 8.1; and

         (vi)     such other Documents as ITC may reasonably request.

         At the Closing, HeadHunter shall deliver to the LLC the HeadHunter Capital Contribution.

         9.3.     DELIVERIES BY ITC ON THE CLOSING DATE

         At the Closing, ITC shall deliver to HeadHunter the following:

         (i) a certified copy of the resolutions adopted by the Board of Directors of ITC authorizing the execution and delivery of this Agreement and the other Documents to be executed and delivered by it pursuant to this Agreement and the consummation of the transactions contemplated by this hereby and thereby;

         (ii)     executed copy of the LLC Agreement;

         (iii)    executed copy of the Loan and Security Agreement;

         (iv) executed copy of the officer's certificate required pursuant to SECTION 7.1; and

         (v)      such other Documents as HeadHunter may reasonably request.

At the Closing, ITC shall deliver to the LLC the ITC Capital Contribution.

         9.4.     DELIVERIES BY THE LLC

         At the Closing, the parties shall cause the LLC to deliver the following.

         (i)      the Employment Letter to the Shareholder;

         (ii)     the Loan and Security Agreement and the Promissory Note to
ITC; and

         (iii) to any party hereto, such other Documents as such party reasonably may request.

         9.5.     DELIVERIES BY THE SHAREHOLDER

         At the Closing, the Shareholder shall execute and deliver to the LLC the Employment Letter.

10.      SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION; REMEDIES

         10.1.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         All representations and warranties by any party to this Investment Agreement herein or pursuant hereto also shall be deemed made on and as of the Closing Date as though such representations and warranties were made on and as of such date, and all such representations and warranties shall survive and shall be unaffected by (and shall not be deemed waived by) any investigation, audit or inspection at any time made by or on behalf of any party hereto.

         10.2.    AGREEMENT OF HEADHUNTER AND THE SHAREHOLDER TO INDEMNIFY

         Subject to the conditions and provisions of this ARTICLE 10, HeadHunter and the Shareholder jointly and severally agree to indemnify, defend and hold harmless the ITC Indemnified Persons from and against and in any respect of all Claims asserted against, resulting to, imposed upon or incurred by the ITC Indemnified Persons (whether such Claims are by, against or relate to HeadHunter, the Shareholder or any other party, including a governmental entity), directly or indirectly, by reason of or resulting from any misrepresentation or breach of any representation or warranty, or noncompliance with any conditions or other Agreements, given or made by HeadHunter or the Shareholder in this Investment Agreement or in the Disclosure Schedule or Exhibits attached hereto or in any Document furnished by or on behalf of HeadHunter or the Shareholder pursuant to this Investment Agreement. Notwithstanding the foregoing, (i) HeadHunter and the Shareholder shall have no liability for Claims made more than two (2) years following the Closing Date, and (ii) the liability of HeadHunter and the Shareholder for Claims hereunder shall not exceed, in the aggregate, One Million Dollars ($1,000,000.00).

         10.3.    AGREEMENT OF ITC TO INDEMNIFY

         Subject to the conditions and provisions of this ARTICLE 10, ITC hereby agrees to indemnify, defend and hold harmless the HeadHunter Indemnified Persons from and against and in respect of all Claims asserted against, resulting to, imposed upon or incurred by the HeadHunter Indemnified Persons (whether such Claims are by, against or relate to ITC or any other party, including, without limitation, a governmental entity), directly or indirectly, by reason of or resulting from any misrepresentation or breach of any representation or warranty, or noncompliance with any conditions or other Agreements, given or made by ITC in this Investment Agreement or in the Exhibits or in any Document furnished by or on behalf of the ITC pursuant to this Investment Agreement. Notwithstanding the foregoing, (i) ITC shall have no liability for Claims made more than two (2) years following the Closing Date, and (ii) the liability of ITC for Claims hereunder shall not exceed, in the aggregate, One Million Dollars ($1,000,000.00).

         10.4.    CONDITIONS OF INDEMNIFICATION

         The obligations and liabilities of HeadHunter, the Shareholder and ITC hereunder with respect to their respective indemnities pursuant to this ARTICLE 10, resulting from any Claim shall be subject to the following terms and conditions:

                  10.4.1.  NOTICE

         The indemnified party shall give prompt written notice to the indemnifying party of any Claim which is asserted against, resulting to, imposed upon or incurred by such indemnified party and which may give rise to liability of the indemnifying party pursuant to this Article 10, stating (to the extent known or reasonably anticipated) the nature and basis of such Claim and the amount thereof.

                  10.4.2.  COUNSEL

         The indemnified party may engage counsel or representatives of its own choosing with respect to any such Claim, such representation (including the compromise or settlement of any Claim) to be undertaken on behalf of and for the account and risk of the indemnifying party. In the event the indemnified party elects not to undertake such defense by its own representatives, the indemnified party shall give prompt written notice of such election to the indemnifying party, and the indemnifying party will undertake the defense thereof by counsel or other representatives designated by it whom the indemnified party determines in writing to be satisfactory for such purposes. The consent of the indemnified party to the indemnifying party's choice of counsel or other representative shall not be unreasonably withheld.

                  10.4.3.  JOINT LIABILITY

         In the event that any Claim shall arise out of a transaction or cover any period or periods wherein HeadHunter or the Shareholder, on the one hand, and ITC, on the other hand, shall each be liable hereunder for part of the liability or obligation arising therefrom, then the parties shall, each choosing its or his own counsel and bearing its or his own expense, defend such Claim, and no settlement or compromise of such Claim may be made without the joint consent or approval of HeadHunter, the Shareholder and ITC (which consent shall not be unreasonably withheld), except where the respective liabilities and obligations of HeadHunter, the Shareholder and ITC are dearly allocable or attributable on the basis of objective facts.

         10.5.    SPECIFIC PERFORMANCE

         In addition to any other remedies which a party hereto may have at law or in equity, HeadHunter, the Shareholder and ITC each hereby acknowledges that the LLC Interests and the LLC are unique, and that the harm to a party resulting from breaches by the other of its obligations cannot be adequately compensated by damages. Accordingly,

HeadHunter, the Shareholder and ITC agree that each party shall have the right to have all obligations, undertakings, Agreements, covenants and other provisions of this Investment Agreement specifically performed by the other and that each party shall have the right to obtain an order or decree of such specific performance in any of the courts of the United States of America or of any state or other political subdivision thereof.

         10.6.    REMEDIES CUMULATIVE

         The remedies provided herein shall be cumulative and shall not preclude the assertion by HeadHunter, the Shareholder or ITC of any other rights or the seeking of any other remedies against the other, or their respective successors or assigns.

11.      TERMINATION AND EFFECT THEREOF

         11.1.    TERMINATION

         This Investment Agreement may be terminated at any time before the Closing Date under any one or more of the following circumstances:

         (i)      by the mutual consent of the parties hereto;

         (ii) by ITC, by written notice of termination delivered to HeadHunter and the Shareholder, if any of the conditions set forth in ARTICLE 8 have not been fulfilled by the Closing Date;

         (iii) by HeadHunter or the Shareholder, by written notice of termination delivered to ITC, if any of the conditions set forth in ARTICLE 7 have not been fulfilled by the Closing Date;

         (iv) by ITC upon ITC's determination, at any time prior to the Closing Date, in its sole discretion based on its investigation and review of the business, operations, prospects, condition (financial or otherwise), assets or liabilities of HeadHunter that it is not in ITC's best interest to proceed with the transactions contemplated by this Investment Agreement; and

         (v) by ITC, the Shareholder or HeadHunter, by written notice of termination to the other parties hereto, if the Closing has not occurred by December 31, 1997.

         11.2.    EFFECT OF TERMINATION

         In the event this Investment Agreement is terminated as provided in this ARTICLE 11, this Investment Agreement shall forthwith become wholly void and of no effect, and the parties shall be released from all future obligations hereunder; provided however that the obligations of ITC, the Shareholder and HeadHunter as to confidentiality provided in

SECTION 3.2, and the provisions of SECTION 12.3 relating to the payment of expenses, shall not be extinguished but shall survive such termination. The parties hereto shall have any and all remedies to enforce such obligations provided at law or in equity (including, without limitation, specific performance).

12.      MISCELLANEOUS

         12.1.    ADDITIONAL ACTIONS AND DOCUMENTS

         Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further Documents, and will obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Investment Agreement.

         12.2.    NO BROKERS

         Each of the parties hereto represents and warrants to the other parties (and to each of them) that such party has not engaged any broker, finder or agent in connection with the transactions contemplated by this Investment Agreement and has not incurred (and will not incur) any unpaid liability to any broker, finder or agent for any brokerage fees, finders' fees or commissions, with respect to the transactions contemplated by this Investment Agreement. Each party agrees to indemnify, defend and hold harmless each of the other parties from and against any and all claims asserted against such parties for any such fees or commissions by any persons purporting to act or to have acted for or on behalf of the indemnifying party.

         12.3.    EXPENSES

         Each party hereto shall pay its own expenses incident to this Investment Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements. Notwithstanding the foregoing, the parties agree to cause the LLC (i) to reimburse ITC up to $20,000 for fees and expenses of Hogan & Hartson L.L.P. in connection with the formation and organization of the LLC and the preparation of this Agreement, the Loan Agreement, and the other legal documents contemplated hereby or thereby, (ii) to reimburse HeadHunter up to $20,000 for fees and expenses incurred by HeadHunter in connection with the formation and organization of the LLC and the preparation of this Agreement, the Loan Agreement, and the other documents contemplated hereby or thereby, and (iii) to bear the cost of all filings made in order to obtain any regulatory approvals, or comply with any regulatory requirements, in connection with the formation and organization of the LLC.

         12.4.    ASSIGNMENT

         No party hereto shall assign its or his rights and obligations under this Investment Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other parties hereto, and any such assignment contrary to the terms hereof shall be null and void and of no force and effect.

         12.5.    ENTIRE AGREEMENT; AMENDMENT

         This Investment Agreement, including the Disclosure Schedule, the Exhibits hereto and the other Documents referred to herein or furnished pursuant hereto, constitutes the entire Agreement among the parties hereto with respect to the transactions contemplated herein, and supersede all prior oral or written Agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Investment Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.

         12.6.    WAIVER

         No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Investment Agreement or under any other Documents furnished in connection with or pursuant to this Investment Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

         12.7.    SEVERABILITY

         If any part of any provision of this Investment Agreement or any other agreement or document given pursuant to or in connection with this Investment Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Investment Agreement.

         12.8.    GOVERNING LAW

         This Investment Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Georgia (excluding the choice of law rules thereof).

         12.9.    NOTICES

         All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Investment Agreement, shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy or telex, addressed as follows:

         (i)      If to ITC:
                           Mr. William H. Scott, III
                           ITC Holding Company, Inc.
                           1239 O.G. Skinner Drive
                           West Point, Georgia 31833
                           FACSIMILE: 706/643-5067

                  with a copy (which shall not constitute notice) to:
                           Kimberley E. Thompson
                           Vice President, General Counsel and Secretary 4717 Dolphin Lane
                           Alexandria, Virginia 22309
                           Facsimile: 703/619-9720

         (ii)     If to HeadHunter or the Shareholder:
                           Warren Bare
                           HeadHunter.NET, Inc.
                           1430 Boundary Boulevard
                           Suwanee, Georgia 30174
                           FACSIMILE: 770/495-6363

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent, mailed, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or (with respect to a telecopy or telex) the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         12.10.   HEADINGS

         Article and Section headings contained in this Investment Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Investment Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         12.11.   EXECUTION IN COUNTERPARTS

         To facilitate execution, this Investment Agreement way be executed in as many counterparts as may be required. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single Agreement. It shall not be necessary in making proof of this Investment Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

         12.12.   LIMITATION ON BENEFITS

         The covenants, undertakings and agreements set forth in this Investment Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns, except that the agreements set forth in Article 10 also shall be for the benefit of, and enforceable by, ITC Indemnified Persons, HeadHunter Indemnified Persons and their respective successors, heirs, executors, administrators, legal representatives or permitted assigns.

         12.13.   BINDING EFFECT

         Subject to any provisions hereof restricting assignment, this Investment Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Investment Agreement, or have caused this Investment Agreement to be duly executed on their behalf, as of the day and year first above written.

                            ITC HOLDING COMPANY, INC.


                            By:     /s/ Kimberley E. Thompson
                                    ------------------------------------------
                            Name:   Kimberley E. Thompson
                            Title:  Senior Vice President, General Counsel and
                                    Secretary




                            HEADHUNTER.NET, INC.


                            By:     /s/ Warren Bare
                                    ------------------------------------------
                                    Warren Bare
                                    President




                                    /s/ Warren Bare
                                    ------------------------------------------
                                    Warren Bare